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                                                                    EXHIBIT 99.2

                 MINORPLANET SYSTEMS USA, INC. AND SUBSIDIARIES

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Minorplanet Systems USA, Inc. (the "Company"), on Form 10-Q for the period ending November 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Michael Smith, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ W. Michael Smith
--------------------------
W. Michael Smith
Executive Vice President and
Chief Financial Officer
January 10, 2003